                                                                   EXHIBIT 10.11

                           FOURTH AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

     This Fourth Amended and Restated Stockholders' Agreement (this "Agreement") is entered into as of March 13, 2002, by and among the parties listed on Schedule A hereto (together with persons who become parties pursuant to Sections 4 or 10(a), the "Stockholders") and DoveBid, Inc., a Delaware corporation ("Company").

                                   BACKGROUND

     A. Company has issued shares of its Common Stock and Series A, B, C, D-1 and DD Preferred Stock and has entered into the Third Amended and Restated Stockholders' Agreement, dated as of August 28, 2001, as amended by the Amendment to Investors' Rights and Stockholders' Agreements entered into as of November 13, 2001 (as amended, the "Prior Agreement") with the holders of such shares (the "Prior Stockholders") for the purpose of regulating certain aspects of their relationship with regard to their ownership of such shares of Common and Series A, B, C, D-1 and DD Preferred Stock;

     B. On October 17, 2000, the Company effected a one-for-three reverse stock split of its outstanding common stock (the "Common Stock"); and on December 18, 2000, the Company effected a one-for-three reverse stock split of its outstanding preferred stock (collectively, the "Stock Splits").

     C. The Board of Directors of the Company has approved and declared advisable the transaction (the "Transaction") contemplated by the Asset Purchase Agreement dated as of February 27, 2002 by and among ZoneTrader, Inc. ("ZoneTrader"), the Company and DoveBid Management Services, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "ZoneTrader Agreement").

     D. In connection with the Transaction, the parties to this Agreement desire that this Agreement shall supersede the Prior Agreement and shall hereafter regulate certain aspects of their relationship with regard to their ownership of the Series A, B, C, D-1 and DD Preferred Stock and the Common Stock of Company (collectively, "Company Stock");

     E. The execution and delivery of this Agreement by the parties hereto is a condition to the Closing (as defined in the ZoneTrader Agreement) of the Transaction, and the effectiveness of this Agreement is conditioned upon the Closing (as defined in the ZoneTrader Agreement) of the Transaction (the "Effective Time"); and

     F. Conditioned upon the Effective Time and the execution of this Agreement by the Company and the Prior Stockholders holding immediately prior to the Effective Time, (i) shares of the Company's Common Stock representing at least a majority of all of the outstanding shares of Common Stock immediately prior to the date of this Agreement, and (ii) shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series DD Preferred Stock (or Common Stock issued upon conversion thereof) representing at least sixty-six and seven-tenths percent (66.7%) of all shares of Common

Stock issuable upon conversion of all outstanding shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D-1 Preferred Stock and Series DD Preferred Stock plus all outstanding shares of Common Stock, if any, that have been issued upon conversion of such Preferred Stock as of immediately prior to the date of this Agreement, the Prior Agreement shall be amended and restated as set forth in this Agreement, each of the parties to the Prior Agreement shall have no further rights or obligations thereunder, and each of the parties to the Prior Agreement shall have the rights and obligations hereunder.

     Now, therefore, in consideration of the mutual promises and covenants hereinafter set forth, effective at the Effective Time, the parties hereby agree as follows:

     1. Authorization. Each Stockholder hereby represents and warrants to Company and to each other that such Stockholder has full power and authority to execute, deliver and perform such Stockholder's obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with the terms hereof, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     2.   Restrictions on Sale of Company Stock.

          (a) Except as provided in Sections 3, 4 and 8 of this Agreement, The Dove Holdings Corporation, a California corporation, Ross Dove and Kirk Dove (collectively, the "Doves") shall not sell, transfer, assign, pledge, hypothecate or encumber any of the shares of Common Stock owned by them, except that, after October 18, 1999:

               (i) The Doves may sell up to an aggregate of 666,666 shares of Common Stock (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof) to any other person or entity;

               (ii) The Doves may sell up to an additional 666,666 shares of Common Stock (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof) in the aggregate, subject to a right of first refusal by Company (or its assignee or assignees) pursuant to the provisions of
     Section 3, provided that (A) Company shall only have ten (10) days to make the election provided for in Section 3(c) and (B) if and to the extent Company (or its assignee or assignees) does not exercise such right of first refusal, the Doves may sell such shares during the six-month period provided in Section 3(e) below; and

               (iii) All shares of Common Stock sold by The Dove Holdings Corporation pursuant to the Second Amended and Restated Put/Call Agreement, dated as of February 25, 2000, between The Dove Holdings Corporation and Fremont Ventures I, L.P., shall not be subject to the restrictions of this
     Section 2(a) and shall not count against the number of shares permitted to be sold pursuant to Section 2(a)(i) and (ii) hereof.

For purposes of calculating the number of shares of Common Stock transferred pursuant to this Section 2(a) prior to the date hereof, if any, such numbers shall be adjusted to reflect the Stock Splits and are to be adjusted for stock splits and like events occurring after the date hereof. The restrictions set forth in this Section 2(a) shall apply until (i) the closing of a bona fide, firm-commitment, underwritten public offering of Common Stock registered under the Securities Act of 1933, as amended (the "Act") raising gross proceeds of at least $50,000,000 in the aggregate; provided, that immediately after such closing the Company's Common Stock is listed on a national securities exchange or over-the-counter market (a "Qualifying IPO"); or (ii) any sale of all or substantially all of the assets of Company or any transfer of Company's capital stock in connection with a sale of Company, whether such sale is effected by merger, consolidation, sale of assets or sale or exchange of stock representing more than fifty percent (50%) of the voting power of the stock of Company (in terms of number of votes for the election of directors) other than pursuant to the Series C Preferred Stock Purchase Agreement dated as of February 25, 2000, as amended by the Amendment to Series C Preferred Stock Purchase Agreement and Ancillary Agreements dated as of August 7, 2000 (the "Series C Agreement") (a "Company Sale").

          (b) Notwithstanding anything else herein to the contrary, no Stockholder may transfer or attempt to transfer any Company Stock that is unvested or otherwise subject to an option to repurchase by Company (provided that the Doves will not violate this restriction if they continue to own, directly or indirectly, at least the number of shares that are subject to repurchase pursuant to Section 8 below).

          (c) No Stockholder may transfer any Company Stock to a competitor of Company, or to any shareholder, partner or other beneficial holder of an equity ownership interest in a competitor of Company, other than pursuant to a merger, combination, or other transaction approved by the Board of Directors of Company. This Section 2(c) shall not apply to those transfers set forth in Section 3(f) below.

     3.   Rights of First Refusal.

          (a) Except as provided in Sections 2, 4 and 8 hereof, before any shares of Company Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder"), such shares shall first be offered to Company and the other Stockholders as set forth below.

          (b) Selling Stockholder shall deliver a notice (the "Notice") to Company stating (i) such Stockholder's bona fide intention to sell or transfer such shares, (ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it proposes to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section 3(d) hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of Company Stock other than for money or an obligation to pay money.

          (c) For a period of thirty (30) days after receipt of the Notice, Company shall have the right to purchase all of the Noticed Shares. The price per share of the Noticed Shares purchased by Company pursuant to this Section 3 shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section 3(d) hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. Subject to Section 3(g) below, if Company does not elect to purchase all the Noticed Shares, it shall give written notice to the other Stockholders within the thirty (30) day period following receipt of the Notice, and for a period of twenty (20) days after receipt of the aforementioned notice from Company, the other Stockholders shall have the right to purchase pro rata all of the Noticed Shares not purchased by Company (the "Remaining Shares") (pro rata on the basis of those Stockholders that elect to purchase such Remaining Shares and the number of shares of Company Stock held by each) on the same terms and conditions as set forth in the Notice. The price per share of the Noticed Shares purchased by the Stockholders pursuant to this Section 3 shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section 3(d) hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice.

          (d) In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined by agreement between Company and the transferor or, if they are unable to agree, by an independent appraiser mutually agreed upon by the parties based upon a valuation of Company and its subsidiaries as a going concern. This determination will be final and binding upon all parties and persons claiming under or through them. Anything in this Section 3(d) to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such Stockholder may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

          (e) If Company and/or the other Stockholders do not elect to purchase all of the shares of Company Stock to which the Notice refers as provided in
Section 3(b) hereof, then none of the shares shall be purchased (unless the Selling Stockholder elects otherwise during the 20-day period set forth in
Section 3(c) hereof), and the Selling Stockholder may sell or transfer all (but not less than all) of the shares to any purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within six (6) months after the date of the Notice to Company.

          (f) Notwithstanding subsections (a) through (e) of this Section 3, this Section 3 shall not apply to transfers: (i) in connection with or at any time subsequent to a Qualifying IPO; (ii) as a result of or at any time after a Company Sale; (iii) in connection with the separate transfers to the Company by Fremont Ventures I, L.P., David S. Pottruck or Conway Rulon-Miller of up to an aggregate of 833,332 shares of Common Stock in exchange for the issuance of up to an aggregate of 775,278 shares of Series C Preferred Stock, either by way of exchange or as a rescission followed by a purchase of the Preferred Stock (the "Series C Exchanges"); (iv) in connection with a distribution of TradeOut Shares (defined below) by TradeOut, Inc. ("TradeOut") to its stockholders; or (v) in connection with a sale or, upon

ZoneTrader's dissolution, a distribution of ZoneTrader Shares (defined below) by ZoneTrader to any of the holders of its Preferred Stock; provided that the exception set forth in Subsection (f)(iv) shall have no force or effect herein if such distribution occurs prior to the Revenue Measurement Date (as defined in the Asset Purchase Agreement dated as of August 3, 2001 by and between TradeOut and the Company (the "TradeOut Agreement")). For purposes of this Agreement, the term "TradeOut Shares" shall mean any shares of Company Stock (including shares issued upon conversion thereof) issued pursuant to the TradeOut Agreement and the term "ZoneTrader Shares" shall mean any shares of Company Stock (including shares issued upon conversion thereof) issued pursuant to the ZoneTrader Agreement.

          (g) The rights of other Stockholders to purchase the Remaining Shares pursuant to Section 3(c) above is conditioned upon each such other Stockholder:
(a) holding at least 100,000 shares (as adjusted for stock splits and like events occurring after the date hereof) on the date of the notice given by the Company to the other Stockholders; and (b) being an "accredited investor" (as defined below), on the date of such other Stockholder's purchase of his, her or its pro rata portion of the Remaining Shares. For purposes of this Agreement, the term "accredited investor" shall have the meaning ascribed to it under Regulation D promulgated under the Act.

     4. Exempt Transfers. The provisions of Sections 2(a), 2(c) and 3 shall not apply to any of the following transfers of Company Stock (provided, that the transferee shall acknowledge and agree, in a writing satisfactory to Company, to be bound by the terms of this Agreement and shall execute and deliver to Company a joinder as set forth in Exhibit A to such effect): (a) in the case of a Stockholder who is an individual, any transfer, either during his lifetime or on death by will or intestacy, to (i) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces, or (ii) any trust, family partnership or similar entity or any custodian, trustee, executor, administrator or other personal representative for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (b) in the case of a Stockholder which is an entity, any transfer to (i) another entity or individual that, directly or indirectly, controls, is controlled by, or is under common control with such Stockholder, (ii) any current partner, member or shareholder of such Stockholder, (iii) any retired partner or member of such Stockholder who was a partner or member of such Stockholder as of, and retired from such Stockholder after, the date the Company Stock to be transferred was issued to such Stockholder, and (iv) any other entity or person under common investment management (by an investment manager who retains voting control of any such shares of Company Stock) with such Stockholder, or (c) in the case of any Stockholder who is a former holder of preferred stock of ZoneTrader, to any other former holder of preferred stock of ZoneTrader.

     5. Restriction on Public Sale. Anything to the contrary herein notwithstanding, in the event that Company files a registration statement with respect to an underwritten public offering under the Act in which any class of Company's equity securities is offered, no Stockholder (excluding any Stockholder who is a party to that certain Fourth Amended and Restated Investors' Rights Agreement dated the date hereof between Company and the investors in Company's Series A, B, C, D-1 and/or DD Preferred Stock, as such Agreement shall hereafter be amended) shall effect any public sale or distribution of any of the shares of Company Stock (which shares, for the purposes of this Section 5, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of Company's other equity securities, or of any securities convertible into or exchangeable for such securities other than securities sold in such public offering, during the period beginning ten (10) days before the filing of such registration statement with the Securities and Exchange Commission and ending one hundred eighty (180) days after such registration statement has become effective or ten (10) days after it has been withdrawn.

     6.   Register of Securities; Removal of Restrictions on Transfer.

          (a) Company or its duly appointed agent shall maintain separate registers for the shares of each class and series of Company Stock, in which it shall register the issue and sale of all such respective shares. Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by Company or its agent, and Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until Company or its agent is required to record a transfer of such securities on its register. Subject to the other provisions of this Agreement restricting or prohibiting transfers, Company or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

          (b) Any legend endorsed on a certificate evidencing shares of Company Stock and the stop transfer instructions and record notations with respect to such shares shall be removed and Company shall issue a certificate without such legend to the holder of such shares of Company Stock (i) if such shares are registered under the Act, (ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such shares may be sold under Rule 144 or Rule 144A under the Act.

          (c) In addition to any legends required by securities laws or otherwise reflecting restrictions on transfer of the shares of Company Stock pursuant to this Agreement, each stock certificate or other document evidencing shares of Company Stock or other securities held by a Stockholder shall bear a legend in substantially the following form until such legends may be removed in accordance with this Agreement:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT, WHICH CONTAINS RESTRICTIONS ON TRANSFER, RIGHTS OF FIRST REFUSAL, RIGHTS OF REPURCHASE, AND VOTING RIGHTS. A COPY OF SAID STOCKHOLDERS'AGREEMENT MAY BE OBTAINED FROM THE COMPANY BY THE HOLDER OF SUCH CERTIFICATE."

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHER-

          WISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM."

     7.    Enforcement: Violation of Transfer Provisions.

           (a) The parties acknowledge that the remedy at law for any breach or violation of the provisions of this Agreement shall be inadequate and that, in the event of any such breach or violation, Company and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

           (b) Company shall not be required (i) to transfer on its books any shares of Company Stock or other securities that shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

     8.    Repurchase of Dove Stock

           (a) Subject to Section 8(b) below, Company (or its assignee or assignees) shall have the option, but not the obligation, to purchase up to a maximum of 1,155,808 shares of the Common Stock (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof) then held by the Doves, if Ross Dove or Kirk Dove should terminate his employment with Company due to death or "Disability" (as defined below). In the event the repurchase provided for in this Section 8 is exercised, unless otherwise agreed among the Doves, each of the Doves will be required to sell a portion of such Dove's Common Stock in proportion to the number of shares held by such Dove immediately prior to the death or Disability that triggered the repurchase right, divided by the total number of shares of Common Stock held by all of the Doves at that time. The repurchase price shall be $0.99 per share (which per share price reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof), payable in cash. Company may exercise its repurchase option by written notice within 60 days after such termination of employment. The closing of such repurchase shall occur within 75 days after such termination of employment.

           (b) The number of shares subject to the repurchase option shall be reduced by 288,952 (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof) (25%) on June 4 of each year commencing on June 4, 2000, so that Company will have no repurchase option on and after June 4, 2003. Company's repurchase option shall also terminate on the first to occur of a Qualifying IPO or a Company Sale.

           (c) If and for so long as Company has such repurchase option, it shall purchase and maintain term life insurance on the lives of Ross Dove and Kirk Dove. The coverage amount of each policy shall be an amount not less than the product of (i) the maximum number of shares subject to the repurchase option at such time, and (ii) $1.32 per share (which per share price reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof). The beneficiaries of each policy shall be as designated by Ross Dove and Kirk Dove from time to time.

           (d) For purposes of this Agreement, "Disability" means that either Ross Dove or Kirk Dove has been unable substantially to perform his duties for Company for a period of at least three months because of a physical or mental disability, and at the end of such period, a fully-qualified physician reasonably selected by Company certifies that it appears likely that he will be unable substantially to perform his duties for an indefinite additional period of time because of such physical or mental incapacity.

           9.    Board of Directors of Company. Pursuant to Article Fifth,
Section 6, of Company's Restated Certificate of Incorporation, as such Section may hereafter be amended (the "Certificate"), the Stockholders have the right to elect certain members of Company's Board of Directors (the "Board"). In accordance with the Certificate, the Stockholders agree:

                 (a) To nominate to the Board such person or persons who shall be reasonably acceptable to Company;

                 (b) So long as the holders of the Series C Preferred Stock have the right to elect two members of the Board pursuant to Article Fifth,
     Section 6.1.2 of the Certificate and (i) SOFTBANK Capital Partners LP, SOFTBANK Capital LP and/or SOFTBANK Capital Advisors Fund LP remains a holder of at least 75% of the shares of the Series C Preferred Stock they acquired pursuant to the Series C Agreement or the Common Stock into which such securities may have been converted, then SOFTBANK Capital Partners LP ("SOFTBANK") shall have the right to nominate the first member of the Board to be elected pursuant to Article Fifth, Section 6.1.2 of the Certificate, the name of which nominee shall be conveyed by SOFTBANK to the Company and
     (ii) the Affiliates (defined below) of TPG Partners III, L.P. who are parties to this Agreement (collectively, "TPG") hold, as a group, at least 75% of the shares of Series C Preferred Stock they acquired pursuant to the Series C Agreement or the Common Stock into which such securities may be converted, then TPG shall have the right to nominate the second member of the Board to be elected pursuant to Article Fifth, Section 6.1.2 of the Certificate, the name of which nominee shall be conveyed by TPG Partners III, L.P. to the Company; provided, however, that TPG's right to nominate the second member of the Board will terminate when (i) the number of outstanding shares of Series C Preferred Stock originally issued under the Series C Agreement falls below 5,000,000 (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof) and the SOFTBANK entities specified above continue to hold the type and the number of shares specified for the SOFTBANK entities above or (ii) the number of outstanding shares of Series C Preferred Stock originally issued under the Series C Agreement falls below 2,500,000 (which share number reflects the effect of the Stock Splits and is to be adjusted for stock splits and like events occurring after the date hereof);

                 (c) So long as the holders of the Series D-1 Preferred Stock have the right to elect one member of the Board pursuant to Article Fifth,
     Section 6.1.1 of the Certificate and TradeOut and its stockholders hold at least 75% of the shares of

     Series D-1 Preferred Stock issued pursuant to the TradeOut Agreement or the Common Stock into which such securities may be converted, then TradeOut and its stockholders shall have the right to nominate the member of the Board to be elected pursuant to Article Fifth, Section 6.1.1 of the Certificate, the name of which nominee shall be conveyed by General Electric Capital Corporation to the Company; provided, however, that such nominee must be an officer of General Electric Capital Corporation or its subsidiaries;

                (d) Each Executive and Audit Committee of the Board, if any, shall be comprised of at least one member of the Board designated only by directors elected by the holders of the Series C Peferred Stock; and

                (e) There shall be a compensation committee of the Board (the "Compensation Committee") which shall be comprised of at least the two members of the Board, one designated only by directors elected by the holders of Series A or B Preferred Stock and one designated only by directors elected by the holders of Series C Preferred Stock, and the compensation, including, without limitation, salary, bonus and other benefits and perquisites, of each officer of the Company and its subsidiaries shall be subject to approval by a majority of the Compensation Committee.

An "Affiliate" means an entity that directly, or indirectly, controls, is controlled by, or is under common control with, the entity in question. Each of the Stockholders shall appear in person or by proxy at any annual or special meeting of Stockholders for the purpose of obtaining a quorum for the election of directors and shall vote the shares of Company Stock owned by such Stockholder, either in person or by proxy, at any annual or special meeting of stockholders of Company called for the purpose of voting on the election of directors or by written consent of stockholders with respect to the election of directors, in favor of the election of the directors nominated and approved in accordance with the Certificate and this Section 9. No Stockholder shall grant any proxy or enter into and agree to be bound by any voting trust with respect to Company Stock held by such Stockholder, nor shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any person with respect to Company Stock, that is inconsistent with the provisions of this Agreement. The Company shall reimburse the reasonable travel expenses incurred by each of the members of the Board in fulfillment of his or her duties to the Company. The provisions of this Section 9 shall terminate on the first to occur of a Qualifying IPO or a Company Sale.

     10.   General Provisions.

           (a) After-Acquired Shares. All of the provisions of this Agreement apply to (a) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (b) all securities and instruments (i) received by a Stockholder as a dividend on or other payment made to holders of Company Stock, or (ii) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires shares of Company Stock may become a party to and bound by all or any portion of this Agreement by executing a Joinder substantially in the form attached hereto as Exhibit A, including, but not limited to, Fremont Ventures I, L.P., David S. Pottruck and Conway Rulon-Miller and/or their respective Affiliates in connection with the Company Stock acquired upon consummation of the Series C Exchanges, as though such stock has been acquired pursuant to the Series C Agreement, and any holder of preferred stock of ZoneTrader purchasing shares of Company Stock from ZoneTrader or receiving shares of Company Stock upon ZoneTrader's dissolution.

           (b) Aggregation of Stock. All shares of Company Stock held or acquired by Affiliates or affiliated persons, including, in each case, general or limited partners, shareholders or members of such person or entities or persons under common investment management by an investment manager who retains voting control of any such shares of Company Stock, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement; provided, however, TradeOut's individual ownership shall not be so aggregated with shares of Company Stock held by a stockholder of TradeOut, unless such stockholder (a) was a former holder of Preferred Stock of TradeOut, and (b) holds more than 100,000 shares of Company Stock; provided, further, ZoneTrader's individual ownership shall not be so aggregated with shares of Company Stock held by a stockholder of ZoneTrader, unless such stockholder (a) was a former holder of preferred stock of ZoneTrader, and (b) holds more than 100,000 shares of Company Stock.

           (c) Rights and Obligations of Transferees. Subject to Section 3(g), if a Stockholder transfers any or all of its shares of Company Stock to any person, such person and each subsequent transferee shall have the same rights hereunder as are applicable to the transferring Stockholder, and shall be subject to the same obligations as are imposed upon, such Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement.

           (d) Owner of Shares. The person in whose name shares of Company Stock or other securities of the Company are registered in the stock books of Company shall be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

           (e) Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given for all purposes upon (i) personal delivery, (ii) one day after being sent, when sent by professional overnight courier service from and to locations within the United States, (iii) five days after posting when sent by registered or certified mail, or (iv) on the date of transmission when sent by facsimile and when receipt has been confirmed, addressed (A) if to Company at the address or facsimile number, as applicable set forth on the signature pages hereto; or (B) if to any Stockholder, addressed to such Stockholder at its address or facsimile number, as applicable, as shown on the stock register maintained by Company. The addresses for the purposes of this
Section 10(d) may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

           (f) Severability. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement, which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

                  (g) Governing Law; Parties in Interest. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California as applied to contracts entered into in California by residents in such State and to be performed entirely within California. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

                  (h) Modification, Amendment and Waiver. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (i) Stockholders then holding at least 66.7% of the then outstanding shares of the Company's Series A, B, C, D-1 and DD Preferred Stock (voting together as a single class on an as-converted basis), (ii) the Stockholders then holding a majority of the shares of Common Stock then outstanding, and (iii) to the extent that any amendment, modification or supplement to this Agreement would materially change the rights or obligations of Company or any Stockholder in a manner different from any other Stockholder hereunder, Company or such Stockholder. Any amendment, modification, supplement or waiver effected in accordance with this Section shall be binding on Company and each Stockholder and their permitted transferees, successors and assignees. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

                  (i) Integration. This Agreement, together with all Exhibits and Schedules hereto and the documents and agreements referred to herein, constitute the entire agreement of the parties with respect to the specific subject matter hereof (e.g., transfer restrictions, rights of first refusal, restrictions on public sale and voting rights) and thereof and supersedes all prior agreements and negotiations with respect thereto, including but not limited to the Prior Agreement. Notwithstanding the foregoing, certain parties hereto may have entered into stock purchase agreements that contain provisions with regard to "vesting" of shares and repurchase options in favor of Company. Those agreements are specifically agreed to deal with a subject matter different from the subject matter hereof and are therefore not superseded by this Agreement and are specifically acknowledged to remain in full force and effect.

                  (j) Headings and Pronouns. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

                  (k) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same agreement.

                  (l) Injunctive Relief. Without intending to limit the remedies available to any party, the parties hereto acknowledge that a breach of any of the covenants contained in this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the other parties, or any of them, shall be entitled to obtain a temporary restraining order and a preliminary or permanent injunction restraining or requiring actions prohibited or required by this Agreement or such other relief as may be required to enforce specifically any of the covenants of this Agreement.

                            [Signature Pages Follow]

         In Witness Whereof, the parties hereto have executed this Stockholders' Agreement as of the day and year first above written.

                                 COMPANY:

                                 DOVEBID, INC.

                                 By: /s/ Ross Dove
                                    --------------------------------------------
                                 Its:  Chairman and CEO
                                 Address: 1241 East Hillsdale Blvd.
                                          Foster City, CA  94404
                                          Facsimile No.: 650-571-5980
                                          Attention: Chief Executive Officer

                                 STOCKHOLDERS:

                                 THE DOVE HOLDINGS CORPORATION

                                 By: /s/ Kirk Dove
                                    --------------------------------------------
                                 Its: President

                                                  /s/ Ross Dove
                                 -----------------------------------------------
                                 ROSS DOVE

                                                  /s/ Kirk Dove
                                 -----------------------------------------------
                                 KIRK DOVE

                                 KOLL MANAGEMENT SERVICES, INC.

                                 By: ___________________________________________
                                 Its:

                                 BAIN & COMPANY, INC.

                                 By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                 Its:  Vice President

                                 COMDISCO, INC.

                                 By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                 Title: Vice President
                                       -----------------------------------------

                                 FREMONT VENTURES I, L.P.
                                 a Delaware limited partnership
                                 By: FV, L.P., its General Partner
                                 By: Fremont Resources, Inc.
                                        its General Partner

                                 By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                 Its:

                                 F&W INVESTMENTS 2000

                                 By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                 It's:  General Partner

                                 MAYFIELD X, L.P.
                                 By:    Mayfield X Management, L.L.C.
                                 Its:   General Partner

                                 By: /s/ A. Grant Heinrich, III
                                    --------------------------------------------
                                 Its:   Managing Director

                                 MAYFIELD ASSOCIATES FUND V, L.P.
                                 By:    Mayfield X Management, L.L.C.
                                 Its:   General Partner

                                 By: /s/ A. Grant Heinrich, III
                                    --------------------------------------------
                                 Its:   Managing Director

                        MAYFIELD PRINCIPALS FUND, L.L.C.
                        By:    Mayfield X Management, L.L.C.
                        Its:   Managing Member

                        By: /s/ A. Grant Heinrich, III
                           -----------------------------------------------------
                        Its:   Managing Director

                        SOFTBANK CAPITAL PARTNERS LP
                        a Delaware limited partnership
                        By: SOFTBANK Capital Partners LLC
                        its General Partner

                        By: /s/ [ILLEGIBLE]
                           -----------------------------------------------------
                        Its: Administrative Member

                        SOFTBANK CAPITAL ADVISORS FUND LP
                        a Delaware limited partnership
                        By: SOFTBANK Capital Partners LLC
                        its General Partner

                        By: /s/ [ILLEGIBLE]
                           -----------------------------------------------------
                        Its: Administrative Member

                        SUN MICROSYSTEMS, INC.

                        By: /s/ Richard A. Eckleberry
                           -----------------------------------------------------
                                Richard A. Eckleberry
                        Its: Vice President

                        TPG PARTNERS III, L.P.
                        By: TPG GenPar III, L.P.
                        By: TPG Advisors III, Inc.


                        By: /s/ Richard A. Eckleberry
                           -----------------------------------------------------
                                Richard A. Eckleberry
                        Its: Vice President

                                       TPG PARALLEL III, L.P.
                                       By: TPG GenPar III, L.P.
                                       By: TPG Advisors III, Inc.

                                       By: /s/ Richard A. Eckleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       TPG INVESTORS III, L.P.
                                       By: TPG GenPar III, L.P.
                                       By: TPG Advisors III, Inc.


                                       By: /s/ Richard A. Eckleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       T/3/ PARTNERS, L.P.
                                       By:   T/3/ GenPar, L.P.
                                       By:   T/3/ Advisors, Inc.


                                       By: /s/ Richard A. Eckleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       T/3/ PARALLEL, L.P.
                                       By:   T/3/ GenPar, L.P.
                                       By:   T/3/ Advisors, Inc.


                                       By: /s/ Richard A. Eckleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       T/3/ INVESTORS, L.P.
                                       By:   T/3/ GenPar, L.P.
                                       By:   T/3/ Advisors, Inc.


                                       By: /s/ Richard A. Eckleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------

                                       FOF PARTNERS III, L.P.
                                       By: TPG GenPar III, L.P.
                                       By: TPG Advisors III, Inc.

                                       By: /s/ Richard A. Ekleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       FOF PARTNERS III-B, L.P.
                                       By: TPG GenPar III, L.P.
                                       By: TPG Advisors III, Inc.

                                       By: /s/ Richard A. Ekleberry
                                           -------------------------------------
                                               Richard A. Eckleberry
                                       Title:  Vice President
                                             -----------------------------------


                                       TPG DUTCH PARALLEL III, C.V.
                                       By: TPG GenPar Dutch, L.L.C
                                       By: TPG GenPar III, L.P.
                                       By: TPG Advisors III, Inc.

                                       By: /s/ Richard A. Ekleberry
                                           -------------------------------------
                                               Richard A. Ekleberry
                                       Title:  Vice President
                                              ----------------------------------

                                       T/3/ DUTCH PARALLEL, C.V.
                                       By: T/3/ GenPar Dutch, L.L.C.
                                       By: T/3/ GenPar, L.P.
                                       By: T/3/ Advisors, Inc.


                                       By: /s/ Richard A. Ekleberry
                                           -------------------------------------
                                              Richard A. Ekleberry
                                       Title: Vice President
                                               ---------------------------------

                                      T.H. eVENTURE PTE LTD

                                      By:_______________________________________
                                      Its:


                                      YAHOO! INC.

                                      By:_______________________________________
                                      Its:


                                      DATASTREAM SYSTEMS, INC.

                                      By:_______________________________________
                                      Its:


                                      HARBOR INVESTORS, L.P.

                                      By: /s/ [Illegible]
                                          --------------------------------------
                                      It's:  General Partner


                                          /s/ David S. Pottruck
                                      ------------------------------------------
                                      DAVID S. POTTRUCK, Trustee of the David S.
                                      Pottruck Trust U/A DTD 9/29/89


                                         /s/ CONWAY RULON-MILLER
                                      ------------------------------------------
                                      CONWAY RULON-MILLER

                                      TRADEOUT, INC.

                                      By: /s/ Marc Cummins
                                          --------------------------------------
                                      Name:  Marc Cummins
                                      Title: Chairman



                                      ZONETRADER, INC.

                                      By: /s/ David L. Gigerich
                                         ---------------------------------------
                                      Name:  David L. Gigerich
                                      Title: CEO

                                      SOFTBANK CAPITAL LP
                                      a Delaware limited partnership
                                      By: SOFTBANK Capital Partners LLC
                                      its General Partner


                                      By: /s/ [Illegible]
                                         ---------------------------------------
                                      Its:  Administrative Member